Annual
Report

Media &
Telecommunications
Fund

December 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Stocks staged a powerful late-year rally following a steep summer correction.

o The fund returned 9.02% and 35.14%, respectively, for the last six and 12 months, which was in line with the S&P 500 in the second half and well ahead of it for the year.

o Media and telecommunications shares participated in the fall rally after the Federal Reserve cut short-term rates three times to bolster investor confidence.

o We raised our exposure to distribution stocks and reduced foreign holdings to take advantage of promising investment areas.

o We are concerned about high stock valuations and speculation in Internet stocks but believe in the long-term potential for media and telecommunications stocks.


Fellow Shareholders
--------------------------------------------------------------------------------

After a sharp correction in late summer, stocks rebounded during the last few months of the year, generating strong returns for media and telecommunications stocks and your fund. For the S&P 500, 1998 was the fourth consecutive year of returns above 20%. However, thanks to the strength of many stocks in this sector during the final quarter, your fund posted stronger results than the broad market over the year.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Media &
Telecommunications Fund                             9.02%              35.14%

S&P 500                                             9.22               28.57

Lipper Science & Technology
Funds Average                                      25.90               51.02

Your fund produced solid results for the 6- and 12-month periods ended December 31, 1998. For the past six months, the fund's return of 9.02% was in line with the 9.22% return for the unmanaged Standard & Poor's 500 Stock Index. For the year, the fund's 35.14% return exceeded the broad index but trailed the performance of the Lipper Science & Technology Funds Average. Although the technology sector usually represents a quarter or less of fund assets, this is the area in which your fund has been placed by Lipper. As a result, fund results often vary from the Lipper average. This was the case in 1997 when technology stocks significantly lagged and fund results far surpassed the Lipper average (28.05% versus 9.63%).

CAPITAL GAIN DISTRIBUTION

Your fund's Board of Directors declared a long-term capital gain distribution of $0.86 per share for 1998, paid December 17, 1998, to shareholders of record on December 15. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward month-end.

Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


MARKET ENVIRONMENT

The past year was nothing less than amazing. The Dow Jones Industrial Average rose 18%, a fourth consecutive year of double-digit gains, while the S&P 500 soared more than 28%, its fourth consecutive year of returns in excess of 20%. Both streaks were unprecedented. The gains came in spite of such adverse geopolitical events as the impeachment of the U.S. president, financial default by the Russian government, and the end of Cal Ripken's consecutive game streak at 2,632. Although corporate profit growth slowed, U.S. financial markets remained robust, fueled by a record $1.6 trillion in proposed mergers and acquisitions and a loosening in monetary policy by the Federal Reserve.

Media and telecommunications stocks experienced the full spectrum of investor sentiment in the second half of 1998. After crossing the midyear mark on a positive note, the investment environment turned negative as domestic political concerns and heightened emerging market instability raised concerns about the U.S. economy and led to weak global financial markets. Anticipation of a slowing economy hurt stocks dependent on advertising, and plunging markets cooled a heated mergers and acquisition (M&A) environment. This period of pessimism abated mid quarter when Alan Greenspan became the latest Mr. October by cutting interest rates three times in seven weeks. A powerful rebound led by technology stocks, turbocharged by Internet mania, soon followed. The reignition of M&A activity added fuel to the fire and included such gargantuan deals as Exxon/Mobil and Bell Atlantic/GTE. Media and telecommunications stocks benefited from a number of factors, including a reversal of fears about advertising spending and capital investment prospects, especially for technology and communications equipment suppliers. Without question the most powerful influence on the sector was the explosion of investment interest in the formation of advanced communications networks and the prospects for explosive growth in electronic commerce. The appetite that developed for Internet companies continually surprised in terms of its strength and seemingly increasing breadth.

We ended 1998 with a mixed investment climate, much like 1997. On the negative side, valuations are at the high end of historical ranges as the despair of October turned into the euphoria of the new year. Corporate profit growth is slowing. Exogenous factors such as the trial of the president, continued unrest in emerging markets, and the potential for Year 2000-related difficulties remain real threats to global economic prosperity. Once again, low real interest rates, an accommodative Federal Reserve, and heated M&A activity are serving as positive influences on the financial markets.


PERFORMANCE REVIEW

Our investment approach was unchanged. We attempted to identify promising investment areas and to select individual stocks based on company fundamentals and share valuations. Three themes we consistently use are:

o The consolidation of the broadcasting and outdoor advertising industries led by companies such as CBS, Clear Channel Communications, and Chancellor Media.

o The secular trend toward digital data and wireless communications traffic that is being exploited by service providers such as MCI WorldCom, PanAmSat, and AirTouch Communications.

o The growth in networked communications infrastructure that should continue to drive demand for products from Cisco Systems, Network Associates, and Dell Computer.

During the second half of 1998, we used the general market volatility to increase our exposure to companies benefiting from these themes and changed the fund's sector diversification. The percentage of net assets in the content sector declined slightly from 29% at the end of June to 27% at the end of December; distribution stocks increased from 30% to 42%; technology stocks were unchanged at 18%; international holdings declined from 14% to 9%; and reserves went from 8% to 4% of assets.

The slight decline in the content weighting was largely due to a reduction in information-related positions. We eliminated holdings in newspaper publishers AH Belo, Knight Ridder, and The New York Times due to concerns about slowing advertising revenues as well as the secular challenges posed by other forms of media. Holdings in the media and entertainment sector were largely unchanged. We initiated a position in Fox Entertainment Group, which consists of the U.S. assets of News Corp. including television stations, the Fox TV network, and Twentieth Century Fox Studios. We also added to SFX Entertainment, a leading provider of out-of-home entertainment such as concerts, Off Broadway theatricals, and motor sports. Major contributors in the sector included Time Warner, America Online, and E*TRADE.


Sector Diversification
--------------------------------------------------------------------------------
Distribution   Content   Technology   International   Reserves

          42        27           18               9          4

Based on net assets as of 12/31/98.

We added substantially to distribution holdings in an attempt to take advantage of volatility in the broadcasting sector and to increase exposure to the secular growth in data communications and the deployment of broadband communications networks. In the broadcast sector we took advantage of financial market volatility to add to positions in CBS, Outdoor Systems, and Chancellor Media. We also established positions in Univision, the leading Hispanic television broadcaster, and in Infinity Broadcasting, the dominant large-market radio operator. In an effort to lower our exposure to the advertising cycle and to increase it to the secular growth in communications networks and services, we initiated positions in a number of companies, including regional bell operating companies (RBOCs) SBC Communications and GTE, and competitive access providers Qwest Communications and ICGX Communications. We increased positions in the wireless communications services sector: AirTouch Communications, Nextel Communications, Sprint PCS, and Western Wireless. Major contributors to performance included MCI WorldCom and Comcast. TV broadcasters Sinclair Broadcasting and Young Broadcasting were the major portfolio laggards in the second half.

As mentioned, our exposure to technology was unchanged. We attempted to use the volatility in the sector to upgrade the quality and predictability of our holdings. We added to positions in Intel, the leading producer of microprocessors; Network Associates, a major provider of network administration and security software; and Dell Computer, a large PC manufacturer. We initiated positions in entertainment software providers Electronic Arts and The Learning Company and eliminated Qualcomm and Security Dynamics. Major contributors in the sector included Intel and Network Associates.

International holdings declined, as mentioned, as we shifted assets to companies with more visible growth prospects. We eliminated Central European Media, TV Azteca, and Alcatel due to fundamental concerns, and added to Imax, the operator of 3D theaters. Major international contributors in the second half were cellular providers Vodafone and Cellular Communications International, and wireless equipment provider Nokia.


INVESTMENT OUTLOOK

We enter 1999 with excitement and caution. The solid performance of the media and telecommunications sectors in 1998 validated many of our long-held beliefs about the potential for areas such as electronic commerce, wireless communications, and the formation of broadband communications networks. We think developments in 1999 will continue to reinforce many of these investment themes. At the same time, we are concerned about record valuation levels, the large and widening performance disparity between large- and small-cap stocks, and most of all, the speculative euphoria in the Internet and telecommunications areas. Accordingly, shareholders should be prepared for volatility in 1999.

However, the long-term direction of our sectors remains unquestionably positive, in our view. Advances in communications and computing technology, combined with a favorable regulatory environment and robust financial markets, should continue to influence the way people communicate, educate, and conduct business. Over the long term, our approach will continue to focus on companies with superior growth prospects, good business models, strong management, and solid financial resources.

We appreciate your continuing support and reaffirm our commitment to seizing long-term investment opportunities on your behalf.

Respectfully submitted,

Brian D. Stansky
Chairman of the Investment Advisory Committee

January 22, 1999


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/98
--------------------------------------------------------------------------------

America Online                                                         3.4%

MCI WorldCom                                                           3.3

Outdoor Systems                                                        3.2

Chancellor Media                                                       2.9

Network Associates                                                     2.7

--------------------------------------------------------------------------------

Telecom Liberty Media                                                  2.5

SFX Entertainment                                                      2.3

Synopsys                                                               2.1

Clear Channel Communications                                           2.1

Time Warner                                                            2.0

--------------------------------------------------------------------------------

Intel                                                                  1.9

Cellular Communications International                                  1.9

SBC Communications                                                     1.9

Premier Parks                                                          1.8

Brightpoint                                                            1.8

--------------------------------------------------------------------------------

CBS                                                                    1.8

Comcast                                                                1.8

Emmis Broadcasting                                                     1.8

Jacor Communications                                                   1.7

Microsoft                                                              1.7

--------------------------------------------------------------------------------

Imax                                                                   1.6

GTE                                                                    1.6

Nokia                                                                  1.6

E*TRADE                                                                1.6

Cox Communications                                                     1.5

--------------------------------------------------------------------------------

Total                                                                 52.5%


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

America Online                                                   56(cents)

MCI WorldCom                                                     26

Network Associates                                               21

E*TRADE                                                          17

Intel                                                            16

Cellular Communications International                            16

Nokia                                                            15

Time Warner                                                      15

Comcast                                                          14

SFX Entertainment                                                13
--------------------------------------------------------------------------------

Total                                                           209(cents)

Ten Worst Contributors
--------------------------------------------------------------------------------

TV Azteca**                                                      -1(cents)

Telebras*                                                         1

PanAmSat                                                         10

Omnipoint **                                                     11

Young Broadcasting                                               12

ICG Communications*                                              13

SportsLine USA                                                   15

Paging Network**                                                 16

Central European Media Enterprises**                             16

Sinclair Broadcast Group**                                       17
--------------------------------------------------------------------------------

Total                                                          -112(cents)

12 Months Ended 12/31/98

Ten Best Contributors
--------------------------------------------------------------------------------

America Online                                                   86(cents)

Outdoor Systems                                                  40

Nokia                                                            39

Cellular Communications International                            35

MCI WorldCom                                                     34

Telecom Liberty Media                                            32

Network Associates                                               28

Time Warner                                                      25

Microsoft                                                        24

Comcast                                                          23
--------------------------------------------------------------------------------

Total                                                           366(cents)

Ten Worst Contributors
--------------------------------------------------------------------------------

Sinclair Broadcast Group**                                      -11

Analog Devices**                                                 11

Omnipoint**                                                      11

ICG Communications*                                              13

SportsLine USA*                                                  15

Security Dynamics Technologies**                                 17

SmarTalk TeleServices**                                          19

Central European Media Enterprises**                             19

Cendant**                                                        20

TV Azteca**                                                      22
--------------------------------------------------------------------------------

Total                                                          -158(cents)

 * Position added
** Position eliminated


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                       Lipper Science        Media &
                    S&P 500            & Technology          Telecommunications
                    Stock Index        Funds Average         Fund

10/13/93            10,000             10,000                10,000
12/93               10,168             10,081                 9,742
12/94               10,302             11,917                 9,654
12/95               14,174             16,782                13,833
12/96               17,428             19,845                14,079
12/97               23,243             21,501                18,027
12/98               29,882             32,619                24,362


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 11/30/98          1 Year  3 Years   5 Years  Inception       Date
--------------------------------------------------------------------------------

Media &
Telecommunications Fund         35.14%   20.76%    20.12%     18.62%   10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  17.40   $  15.22   $  17.99   $  13.44   $  13.57

Investment activities
  Net investment income     (0.07)     (0.01)     (0.11)     (0.04)     (0.01)

  Net realized and
  unrealized gain (loss)     6.07       4.22       0.36       5.79      (0.11)

  Total from
  investment activities      6.00       4.21       0.25       5.75      (0.12)

Distributions
  Net investment income      --         --         --        (0.07)     (0.01)

  Net realized gain         (0.86)     (2.05)     (3.09)     (1.13)      --

  Total distributions       (0.86)     (2.05)     (3.09)     (1.20)     (0.01)

Share repurchases            --         0.02       0.07       --         --

NET ASSET VALUE
End of Period            $  22.54   $  17.40   $  15.22   $  17.99   $  13.44
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return*!              35.14%     28.05%      1.78%     43.29%     (0.90%)

Ratio of expenses to
average net assets           1.03%      1.21%      1.22%      1.25%      1.35%

Ratio of net investment
income to average
net assets                  (0.38%)    (0.06%)    (0.55%)    (0.25%)    (0.15%)

Portfolio turnover rate      48.9%      38.6%     102.9%     118.9%     133.9%

Net assets,
end of period
(in thousands)           $246,088   $133,913   $222,556   $268,782   $200,996

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Based on net asset value for all periods presented, including periods prior to open-end status conversion on 7/25/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                           December 31, 1998

Statement of Net Assets
--------------------------------------------------------------------------------
                                                         Shares        Value

In thousands

Common Stocks  95.9%

CONTENT  27.4%

America Online                                           55,000   $    8,470

Disney                                                   75,000        2,250

DST Systems *                                            40,000        2,282

E Trade Group *                                          82,200        3,845

First Data                                               75,000        2,377

Fox Entertainment Group *                               140,000        3,526

Gartner Group (Class A) *                               100,000        2,125

Hasbro                                                   60,000        2,168

IDG Books (Class A) *                                    47,000          802

Meredith                                                 60,000        2,273

News Corporation ADR                                    100,000        2,469

Omnicom                                                  55,000        3,190

Premier Parks *                                         150,000        4,537

SFX Entertainment (Class A) *                           105,000        5,765

SportsLine USA *                                         62,500          979

Sterling Commerce *                                      80,000        3,600

Telecom Liberty Media
  (Series A) *                                          135,000        6,223

Time Warner                                              80,000        4,965

Tribune                                                  40,000        2,640

Young & Rubicam *                                        88,600        2,868

Total Content                                                         67,354


DISTRIBUTION  42.1%

AirTouch Communications *                                50,000        3,606

Brightpoint *                                           325,000        4,438

CBS                                                     135,000        4,421

Chancellor Media *                                      150,000        7,177

Clear Channel Communications *                           93,800        5,112

Comcast (Class A Special)                                75,000        4,404

Cox Communications (Class A) *                           55,000        3,802

Emmis Broadcasting (Class A) *                          100,000        4,337

GTE                                                      60,000        3,900

ICG Communications *                                    165,000        3,558

Infinity Broadcasting *                                 138,200   $    3,783

Jacor Communications *                                   65,000        4,205

Lamar Advertising *                                      97,500        3,656

MCI WorldCom *                                          114,634        8,229

Metro Networks *                                         71,100        3,026

Nextel Communications *                                 120,000        2,839

Outdoor Systems *                                       265,400        7,962

PanAmSat *                                               90,000        3,502

Pegasus Communications *                                100,000        2,503

Qwest Communications
  International *                                        60,000        2,998

SBC Communications                                       85,000        4,558

Sprint *                                                125,000        2,891

Univision Communications *                               76,000        2,750

Western Wireless *                                      125,000        2,746

Young Broadcasting (Class A) *                           80,000        3,343

Total Distribution                                                   103,746


TECHNOLOGY  17.6%

Adobe Systems                                            60,000        2,809

BMC Software *                                           75,000        3,344

Cisco Systems *                                          37,500        3,482

Dell Computer *                                          40,000        2,929

Electronic Arts *                                        65,000        3,644

Intel                                                    40,000        4,741

Maxim Integrated Products *                              70,000        3,056

Microsoft *                                              30,000        4,156

Network Associates *                                    100,000        6,634

Synopsys *                                               95,000        5,148

The Learning Company *                                  130,000        3,372

Total Technology                                                      43,315


INTERNATIONAL  8.8%

Cellular Communications
  International *                                        67,000        4,573

Getty Images *                                           95,440        1,649

Imax *                                                  125,000        3,961

MetroNet Communications *                                91,600        3,069

Nokia ADR                                                32,000   $    3,854

Telebras ADR *                                           40,000        2,907

Vodafone ADR                                             10,000        1,611

Total International                                                   21,624

Total Common Stocks (Cost  $148,474)                                 236,039


Short-Term Investments  3.5%

Money Market Funds  3.5%

Government Reserve Investment Fund,
  4.82% #                                             8,469,038        8,469

Total Short-Term Investments (Cost  $8,469)                            8,469

Total Investments in Securities
99.4% of Net Assets (Cost $156,943)                               $  244,508

Other Assets Less Liabilities                                          1,580

NET ASSETS                                                        $  246,088
                                                                  ----------
Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $    1,789

Net unrealized gain (loss)                                            87,565

Paid-in-capital applicable to 10,916,301
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         156,734

NET ASSETS                                                        $  246,088
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    22.54
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                      Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Interest                                                         $     820
  Dividend                                                               445

  Total income                                                         1,265

Expenses
  Investment management                                                1,301
  Shareholder servicing                                                  464
  Custody and accounting                                                  89
  Prospectus and shareholder reports                                      61
  Registration                                                            33
  Legal and audit                                                         13
  Directors                                                                6
  Miscellaneous                                                           30

  Total expenses                                                       1,997

Net investment income                                                   (732)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           8,187
  Foreign currency transactions                                           (2)

  Net realized gain (loss)                                             8,185
  Change in net unrealized gain or loss on securities                 44,012

Net realized and unrealized gain (loss)                               52,197

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  51,465
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $       (732)        $       (104)
  Net realized gain (loss)                           8,185               25,048
  Change in net unrealized gain or loss             44,012               20,649

  Increase (decrease) in
  net assets from operations                        51,465               45,593

Distributions to shareholders
  Net realized gain                                 (9,007)             (14,928)

Capital share transactions*
  Shares sold                                      143,977               25,052
  Distributions reinvested                           7,242                9,488
  Shares redeemed                                  (81,502)            (152,257)
  Shares repurchased                                  --                 (1,591)

 Increase (decrease) in
  net assets from capital
  share transactions                                69,717             (119,308)

Net Assets

Increase (decrease) during period                  112,175              (88,643)
Beginning of period                                133,913              222,556

End of period                                 $    246,088         $    133,913
                                              ---------------------------------

*Share information
  Shares sold                                        7,065                1,398
  Distributions reinvested                             364                  554
  Shares redeemed                                   (4,209)              (8,757)
  Shares repurchased                                  --                   (126)

  Increase (decrease)
  in shares outstanding                              3,220               (6,931)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $146,563,000 and $88,101,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                             $  732,000
Undistributed net realized gain                                   (420,000)
Paid-in-capital                                                   (312,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $156,943,000. Net unrealized gain aggregated $87,565,000 at period end, of which $91,713,000 related to appreciated investments and $4,148,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $128,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $421,000 for the year ended December 31, 1998, of which $51,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $804,000 and are reflected as interest income in the accompanying Statement of Operations.


NOTE 5 - FUND CONVERSION TO OPEN-END STATUS

     Pursuant to shareholder approval, the fund converted to an open-end management investment company effective July 25, 1997. The primary effect of the conversion is that fund shares are now redeemable, and are offered for sale, by the fund on a continuous basis at per-share net asset value. Prior to the conversion, the fund made repurchases of its shares in the open market, which had the effect of increasing the net asset value per share of the remaining shares outstanding.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

o The fund's distributions to shareholders included $9,007,000 from long-term capital gains, subject to the 20% rate gains category.
--------------------------------------------------------------------------------


T. Rowe Price Shareholder Serivces
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Media & Telecommunications Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

"T. Rowe Price, Invest with Confidence"

T. Rowe Price Investment Services, Inc., Distributor.    F21-050  12/31/98